UNITED ASSET STRATEGY FUND, INC.
                          UNITED CASH MANAGEMENT, INC.
                      UNITED CONTINENTAL INCOME FUND, INC.
                               UNITED FUNDS, INC.
                       UNITED GOLD & GOVERNMENT FUND, INC.
                     UNITED GOVERNMENT SECURITIES FUND, INC.
                          UNITED HIGH INCOME FUND, INC.
                        UNITED HIGH INCOME FUND II, INC.
                     UNITED INTERNATIONAL GROWTH FUND, INC.
                        UNITED MUNICIPAL BOND FUND, INC.
                     UNITED MUNICIPAL HIGH INCOME FUND, INC.
                         UNITED NEW CONCEPTS FUND, INC.
                         UNITED RETIREMENT SHARES, INC.
                           UNITED VANGUARD FUND, INC.
                           WADDELL & REED FUNDS, INC.
                            TARGET/UNITED FUNDS, INC.

                 6300 Lamar Avenue, Overland Park, Kansas 66202

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  April 5, 1999

To Shareholders:

        Notice is hereby given that a Special Meeting of the shareholders of each of the investment companies set forth above (each, a "Fund" and collectively, the "Funds"), respectively, will be held jointly at 6300 Lamar Avenue, Overland Park, Kansas 66202, on June 22, 1999, at 10:00 a.m., local time, or any adjournment(s) thereof, for the following purposes:

        1. For each Fund: To elect the Board of Directors;

        2. For each Fund: To ratify the selection of Deloitte & Touche LLP as independent accountants for the Fund's current fiscal year;

        3. For each Fund: To approve or disapprove an amendment to the Fund's investment management agreement (the "Amendment") with Waddell & Reed Investment Management Company to change the current fee schedule;

        4. For each Fund except United Municipal Bond Fund, Inc., United Municipal High Income Fund, Inc. and Waddell & Reed Municipal Bond
           Fund: To approve or disapprove amendment of the Fund's policy regarding securities lending;

        5. For each Fund: To approve or disapprove amendment of the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001; and

        6. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

        The Board of Directors of each Fund has fixed the close of business on March 25, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. You are entitled to vote at the Special Meeting and any adjournment(s) thereof if you owned shares of any of the Funds at the close of business on March 25, 1999. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, you have the option to: (1) complete, date, sign and properly return the enclosed proxy card(s) in the enclosed postage paid envelope; or (2) you may execute your proxy card electronically by following the electronic proxy instructions included with this Proxy Statement. If you do not sign and return your proxy card(s) by mail or execute them through electronic means, your Fund(s) may incur the additional expense of subsequent mailings in order to have a sufficient number of proxies voted.

        Retain this Notice and Proxy Statement. This is a joint Notice and Proxy Statement for the above-named Funds in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed above, please vote with respect to each Fund on the proxy cards provided. Please sign, date and properly return any and all proxy cards that are mailed to you or vote them electronically.

April 5, 1999                         By Order of the Boards of Directors

                                      Kristen A. Richards, Assistant Secretary

                        UNITED ASSET STRATEGY FUND, INC.
                          UNITED CASH MANAGEMENT, INC.
                      UNITED CONTINENTAL INCOME FUND, INC.
                               UNITED FUNDS, INC.
                       UNITED GOLD & GOVERNMENT FUND, INC.
                     UNITED GOVERNMENT SECURITIES FUND, INC.
                          UNITED HIGH INCOME FUND, INC.
                        UNITED HIGH INCOME FUND II, INC.
                     UNITED INTERNATIONAL GROWTH FUND, INC.
                        UNITED MUNICIPAL BOND FUND, INC.
                     UNITED MUNICIPAL HIGH INCOME FUND, INC.
                         UNITED NEW CONCEPTS FUND, INC.
                         UNITED RETIREMENT SHARES, INC.
                           UNITED VANGUARD FUND, INC.
                           WADDELL & REED FUNDS, INC.
                            TARGET/UNITED FUNDS, INC.

                 6300 Lamar Avenue, Overland Park, Kansas 66202

                                 PROXY STATEMENT

                                  INTRODUCTION

        This document is a joint proxy statement with respect to each of the above-listed investment companies (each, a "Company" and collectively, the "Companies") in connection with the solicitation of proxies by the Board of Directors of each Company to be used at the Companies' joint Special Meeting of shareholders or any adjournment(s) thereof ("Meeting"). The meeting will be held on June 22, 1999, at 10:00 a.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement is being first mailed to shareholders on or about April 5, 1999.

        United Funds, Inc. is composed of four separate series, Waddell & Reed Funds, Inc. is composed of eight separate series, and Target/United Funds, Inc. is composed of eleven separate series. Each of a Company's series is referred to herein as a "Fund." When the context makes it appropriate, the Companies listed above are also referred to in this Proxy Statement collectively as the "Funds" and, individually, as a "Fund." All Proposals apply to all Funds, except that Proposal 4 is not relevant to United Municipal Bond Fund, Inc., United Municipal High Income Fund, Inc. and Waddell & Reed Funds, Inc. Municipal Bond Fund.

        For each Fund, other than those named in the following sentence, a majority of the shares outstanding on the record date, March 25, 1999 ("Record Date"), represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Special Meeting. For United New Concepts Fund, United Gold & Government Fund, United Government Securities Fund, United High Income Fund II, United Municipal High Income Fund, United Asset Strategy Fund, and each of the Funds within Waddell & Reed, Inc., one-third of the shares outstanding on the Record Date, represented in person or by proxy, of that Fund, must be present for the transaction of business at that Fund's Meeting. In the event that a quorum is not present, or if a quorum is present at the Meeting but sufficient votes to approve any one of the Proposals are not received, the persons named as proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

        The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your Fund shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return, or electronically execute your proxy cards with no specific instructions as to the Proposals. If you properly execute your proxy and give no voting instructions with respect to a Proposal on which you are entitled to vote, your shares will be voted "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the meeting.

        Each full share of a Fund that is issued and outstanding on the Record Date is entitled to one vote, and each fractional share issued and outstanding on the Record Date is entitled to a proportionate share of one vote. All shareholders of a Company, including all shareholders of the Funds constituting United Funds, Inc., all shareholders of the Funds constituting Waddell & Reed Funds, Inc., and all shareholders of the Funds constituting Target/United Funds, Inc., vote together with respect to the election of Directors (Proposal 1), the ratification of independent accountants (Proposal 2), and the approval of the amendment of the Articles of Incorporation to change the par value of the shares (Proposal 5) for their respective Companies. With respect to the approval of the amendment to the investment management agreement (Proposal 3) and the approval of the amendment to the securities lending policy (Proposal 4) for their Fund, the shareholders of a Fund within United Funds, Inc., Waddell & Reed Funds, Inc. or Target/United Funds, Inc. vote separately as to that Fund.

        Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

        You may revoke your proxy with respect to a Fund anytime prior to its exercise: (a) by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

        The shares of Target/United Funds, Inc. are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the "Variable Accounts") as a funding vehicle for a variable life insurance policy and a variable annuity contract (collectively, the "Policies") offered by the Variable Accounts of certain life insurance companies. As of the date of this Proxy Statement, the only participating life insurance company is United Investors Life Insurance Company ("United Investors"). Each of the Variable Accounts has eleven Investment Divisions, the assets of which are invested in the corresponding series of Target/United Funds, Inc. United Investors is the legal owner of all Fund shares held by the Variable Accounts. In accordance with its view of currently applicable law, United Investors is soliciting voting instructions from the owners of the Policies ("Policyowners") with respect to all matters to be acted upon at the Meeting. The Policyowners permitted to give instructions for a Fund and the number of shares for which instructions may be given will be determined as of the Record Date for the Meeting. The number of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number will be determined by applying the Policyowner's percentage interest, if any, in the Investment Division holding shares of the Fund to the total number of votes attributable to that Investment Division. In connection with its solicitation of voting instructions, it is understood and expected that United Investors will furnish a copy of this Proxy Statement to Policyowners. All shares held by the Variable Accounts will be voted by United Investors in accordance with voting instructions received from Policyowners. United Investors will vote shares attributable to the Policies as to which no timely instructions are received, and any Fund shares held by United Investors as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to the Policies participating in that Fund.

        Information as to the number of outstanding shares of each Fund, and class thereof, as of the Record Date, is set forth in Exhibit A. A listing of the owners of more than 5% of the shares of any Fund, as of March 19, 1999, is set forth in Exhibit B. To the knowledge of each Fund's management, the executive officers and Directors of each Fund, as a group, owned less than 1% of the outstanding shares of that Fund as of March 19, 1999.

        Copies of each Fund's most recent annual and semiannual reports have been sent to shareholders of that Fund on or before the mailing date of this Proxy Statement. Shareholders of a Fund may obtain, free of charge, copies of that Fund's annual and semiannual reports by writing the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 or calling (800) 366-5465.

           THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THESE PROPOSALS
              AND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THEM

                        PROPOSAL 1: ELECTION OF DIRECTORS

        Relevant Companies:  All Companies.

        Discussion. The persons set forth below have been nominated for election as Directors of each Company, and each has consented to his or her nomination and agreed to serve if elected. Each nominee is currently a Director of each Company. Each current Director serves pursuant to election by shareholders except David P. Gardner, who was elected by the other Directors on August 19, 1998; and Joseph Harroz, Jr., Robert L. Hechler, Henry J. Herrmann, and Ronald
C. Reimer who were elected by the other Directors on November 18, 1998. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

        The names of each Company's Directors and nominees and its executive officers, their respective offices and principal occupations during the last five years are set forth below.

Directors and Nominees of the Companies

        As of the date of this Proxy Statement, six of each Company's Directors are "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Waddell & Reed Investment Management Company, the investment manager of each Fund ("WRIMCO"), and Waddell & Reed, Inc., the principal underwriter for each of the Funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and the distributor of the Policies issued by United Investors ("W&R"). The Directors who are "interested persons" are indicated as such by an asterisk. Messrs. Hechler, Herrmann, Morgan and Tucker are interested persons because they are present or former officers, directors and/or shareholders of WRIMCO and/or certain of its affiliates. Ms. Graves is an interested person because of her ownership of shares of Waddell & Reed Financial, Inc., which indirectly controls WRIMCO and W&R. Mr. Ross is an interested person because he is a partner in a law firm which has acted as legal counsel for W&R. Each of the Company's Directors is also a Director of each of the other Companies in the Fund Complex, and each of the Company's officers listed below is also an officer of each of the other Companies in the Fund Complex. The term "Fund Complex" includes each of the Funds, each of which is managed by WRIMCO. Waddell & Reed Services Company, an affiliate of W&R and WRIMCO, is the accounting services agent for each Fund and the shareholder servicing agent for each Fund other than those within Target/United Funds, Inc. Its address is the same as that for W&R. A table indicating each Director's and nominee's ownership of Fund shares is attached hereto as Exhibit C.

        KEITH A. TUCKER* (Age 54) - Director of each Company since July 17, 1991, or its inception, whichever is later. Chairman of the Board of Directors of each Company; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of

Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, W&R, Waddell & Reed Services Company; formerly, President of each Company; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation, the former parent company of W&R; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of W&R.

        JAMES M. CONCANNON (Age 51) - Director of each Company since July 24, 1997. Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II, Inc.

        JOHN A. DILLINGHAM (Age 60) - Director of each Company since July 24, 1997. President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises, Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor.

        DAVID P. GARDNER (Age 66) - Director of each Company since August 19, 1998. President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal.

        LINDA K. GRAVES* (Age 45) - Director of each Company since July 12, 1995. First Lady of Kansas; Partner, Levy and Craig, P.C., a law firm.

        JOSEPH HARROZ, JR. (Age 32) - Director of each Company since November 18, 1998. General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an attorney with Crowe & Dunlevy, a law firm.

        JOHN F. HAYES (Age 79) - Director of each Company since June 2, 1971, or its inception whichever is later. Director of Central Bank and Trust; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A.

        ROBERT L. HECHLER* (Age 62) - Director of each Company since November 18, 1998. President and Principal Financial Officer of each Company; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of W&R; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of each of the Companies; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc.

        HENRY J. HERRMANN* (Age 56) - Director of each Company since November 18, 1998. Vice President of each of the Companies; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of W&R; President and Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc.

        GLENDON E. JOHNSON (Age 75) - Director of each Company since June 2, 1971, or its inception, whichever is later. Retired. Formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries.

        WILLIAM T. MORGAN* (Age 70) - Director of each Company since February 13, 1985, or its inception, whichever is later. Retired; formerly, Chairman of the Board of Directors and President of each Company (Mr. Morgan retired as Chairman of the Board of Directors and President of each Company on April 30,
1993); formerly, President, Director and Chief Executive Officer of WRIMCO and W&R; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company and United Investors Life Insurance Company, former affiliates of W&R.

        RONALD C. REIMER (Age 64) - Director of each Company since November 18, 1998. Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center.

        FRANK J. ROSS, JR.* (Age 45) - Director of each Company since October 16, 1996. Partner, Polsinelli, White, Vardeman & Shalton, a law firm.

        ELEANOR B. SCHWARTZ (Age 62) - Director of each Company since July 12, 1995. Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City.

        FREDERICK VOGEL III (Age 63) - Director of each Company since June 2, 1971, or its inception, whichever is later. Retired.

         At the meeting of the Board of Directors on February 10, 1999, the Directors of each Company, including the Directors who are not "interested persons" of the Company, as defined in the 1940 Act ("Independent Directors"), unanimously approved the nomination of the foregoing persons to continue to serve as Directors and directed that the election of these nominees be submitted to each Company's shareholders.

        The Board of Directors of each Company met four times during that Company's most recent fiscal year.

                             YEARLY ATTENDANCE LIST
                          BOARD OF DIRECTORS' MEETINGS
                         FOR FISCAL YEAR ENDED 12/31/98

-------------------- ---------------- --------------- ------------- --------------
Name                 February         May             August        November
-------------------- ---------------- --------------- ------------- --------------
J. Concannon         X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
J. Dillingham        X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
D. Gardner*                                           X             X
-------------------- ---------------- --------------- ------------- --------------
L. Graves            X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
J. Harroz, Jr.**                                                    X
-------------------- ---------------- --------------- ------------- --------------
J. Hayes             X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
R. Hechler**                                                        X
-------------------- ---------------- --------------- ------------- --------------
H. Herrmann**                                                       X
-------------------- ---------------- --------------- ------------- --------------
G. Johnson           X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
W. Morgan            X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
R. Reimer**                                                         X
-------------------- ---------------- --------------- ------------- --------------
F. Ross              X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
E. Schwartz          X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
K. Tucker            X                X               X             X
-------------------- ---------------- --------------- ------------- --------------
F. Vogel             X                X               X             X
-------------------- ---------------- --------------- ------------- --------------

*Elected Director effective August 19, 1998.
**Elected Director effective November 18, 1998.

        Each Company has an Audit Committee that reviews and evaluates the audit function, including recommending to the Directors the independent public accountants to be selected for the Company. The Audit Committee currently consists of Messrs. Gardner, Hayes and Morgan and Ms. Graves. Each Company's Audit Committee met four times during that Company's most recent fiscal year.

        Each Company also has a Nominating Committee that is responsible for the selection and nomination of the Independent Directors. The Nominating Committee currently consists of Glendon E. Johnson, Eleanor B. Schwartz and Frederick Vogel III. Each Company's Nominating Committee met two times during that company's most recent fiscal year. The

Nominating Committee generally does not consider unsolicited Director nominations recommended by Company shareholders.

        Each of the Directors, except Messrs. Hechler, Herrmann and Tucker, receives an annual retainer of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended, plus reimbursement of expenses of attending such meeting, as well as $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting. The fees and reimbursed expenses paid to the Directors are divided among each of the Funds in the Companies based on their relative size.

        The following table sets forth information relating to the compensation paid to Directors during the last fiscal year of each Company:

                               Compensation Table

                                  Board Member(1)

Amounts Paid During the
 Most Recent Fiscal year        James M.      John A.        David P.     Linda K.     Joseph          John F.
 from Company to Director       Concannon     Dillingham     Gardner      Graves       Harroz, Jr.     Hayes

United Continental Income
United Government Securities
United High Income
United New Concepts
Waddell & Reed Funds, Inc.
Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year
Ended 3/31/98(2)

United Cash Management
United International Growth
United Retirement Shares
Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year
Ended 6/30/98(2)

United Asset Strategy
United High Income II
United Municipal Bond
United Municipal High Income
United Vanguard
Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year
Ended 9/30/98(2)

United Gold & Government
United Funds, Inc.
Target/United Funds, Inc.
Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year
Ended 12/31/98(2)


Amounts Paid During the
 Most Recent Fiscal year        Glendon E.     William T.     Ronald C.     Frank J.      Eleanor B.     Frederick
 from Company to Director       Johnson        Morgan         Reimer        Ross, Jr.     Schwartz       Vogel III

United Continental Income
United Government Securities
United High Income
United New Concepts
Waddell & Reed Funds, Inc.
Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year
Ended 3/31/98(2)

United Cash Management
United International Growth
United Retirement Shares
Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year
Ended 6/30/98(2)

United Asset Strategy
United High Income II
United Municipal Bond
United Municipal High Income
United Vanguard
Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year
Ended 9/30/98(2)

United Gold & Government
United Funds, Inc.
Target/United Funds, Inc.
Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year
Ended 12/31/98(2)

--------
(1) Board members who are also affiliated persons, as defined by the 1940 Act, of Waddell & Reed, Inc. receive no salary, fees or compensation from the Companies.
(2) No pension or retirement benefits have been accrued as a part of Company expenses.

        The Board of Directors of each Company has created an honorary position of Director Emeritus. The Director Emeritus policy currently provides that an incumbent Director who has attained the age of 70 may, or if initially elected as a Director on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director, and unless he or she elects otherwise, will serve as Director Emeritus provided that the Director has served as a Director of one or more of the Companies for at least five years, which need not have been consecutive. A Director Emeritus receives an annual fee from the Company in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; provided that a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as a Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives these fees in recognition of his or her past services, whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Funds. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K.
Richey and Paul S. Wise currently serve as Directors Emeritus.

        If elected, the Directors will hold office without limit in time except
(a) any Director may resign, (b) any Director may be removed by shareholders upon an affirmative vote of a majority of all the shares entitled to be cast for the election of Directors, and (c) in connection with the Director Emeritus policy described above.

Executive Officers of the Companies

        The executive officers of each Company, other than those who serve as Directors, are set forth below. Each executive officer, as such , is an "interested person" of each Company. Each executive officer set forth below holds the same position with each of the Companies in the Fund Complex.

        Theodore W. Howard (Age 56) - Vice President, Treasurer and Principal Accounting Officer of each Company; Vice President of Waddell & Reed Services Company.

        Helge K. Lee (Age 54) - Vice President, Secretary and General Counsel of each of the Funds; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and W&R; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates.

        Required Vote:The election of Directors of a Company requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of that Company, provided a quorum is present.

         THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 1.

             PROPOSAL 2: RATIFICATION OF THE SELECTION OF DELOITTE &
               TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

        Relevant Companies:  All Companies.

        Discussion: Deloitte & Touche LLP has been selected by the each Company's Board of Directors, with the approval of its Audit Committee, as that Company's independent accountants for the current fiscal year. The shareholders of each Company are entitled to vote for or against the ratification of the selection of Deloitte & Touche LLP for their Company.

        Deloitte & Touche LLP has advised each Company that neither it nor any of its partners has any direct or indirect financial interest or connection (other than as independent accountants) in or with the Funds or any of their affiliates. Deloitte & Touche LLP has been given the opportunity to make a statement at the Meeting if it so desires. Deloitte & Touche LLP is not expected to have a representative present at the Meeting but will be available should any matter arise requiring its presence.

        Deloitte & Touche LLP audited the Funds' financial statements for the preceding fiscal year and certain prior periods. On November 5, 1996, Price Waterhouse LLP, the then independent accountants of the Funds, resigned as the independent accountants of the Funds. Price Waterhouse LLP audited the Funds' financial statements during each Company's fiscal year ending in 1995 and ending on or before September 30, 1996, and for the period from October 1, 1996 through November 5, 1996. During such periods, the Funds did not have any disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such periods.

        Price Waterhouse LLP did not at any time during each Company's fiscal year ending in 1995 and ending on or before September 30, 1996, and for the period from October 1, 1996 through November 5, 1996, and any subsequent interim period, advise the Company (i) that internal controls necessary for the Company to develop reliable financial statements did not exist, (ii) that it received information that led it to no longer be able to rely on management's representations that made it unwilling to be associated with the financial statements prepared by management, (iii) of the need to expand significantly the scope of its audit or that it had received information that if further investigated may materially impact the fairness or reliability of a previously issued or subsequent audit report or the underlying financial statements or cause it to be unwilling to rely on management's representations or be associated with the financial statements prepared by management, or (iv) that it had received information that it concluded materially impacted the fairness or reliability if a previously issued or subsequent audit report of the underlying financial statements. Price Waterhouse LLP did not so expand any such audit or conduct further investigation, and no issues existed which were not resolved to the accountants' satisfaction prior to resignation.

        Required Vote: Approval of this Proposal 2 as to a Company requires the affirmative vote of a majority of outstanding securities of that Company, provided a quorum is present.

         THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 2.

           PROPOSAL 3: APPROVAL OF AMENDMENT TO THE FUND'S INVESTMENT
                        MANAGEMENT AGREEMENT WITH WRIMCO

        Relevant Companies:  All Companies.

        Discussion: Shareholders of each Fund are being asked to approve an amendment ("Amendment") to the Fund's current Investment Management Agreement with WRIMCO, the Funds' investment adviser. If approved by shareholders, the Amendment would: (i) for each Fund in the United Group of Mutual Funds and for each Fund in Target/United Funds, Inc., replace the current fee, by which each Fund is charged a specific fee plus its pro rata share of a group fee, with a fee schedule based on the assets of that individual Fund only; and (ii) for each Fund within Waddell & Reed Funds, Inc., revise the current fee rate. No other change is proposed to the Fund's current Investment Management Agreement ("Agreement").

        Description of the Existing and Proposed Fee Structures

        United Group of Mutual Funds and Target/United Funds, Inc.

        The existing investment management fee structure for the United Group of Mutual Funds consists of a specific fee for each constituent Fund based on its net assets and each Fund's pro rata share of a group fee based on the aggregate net assets of all the Funds in the United Group of Mutual Funds. This group fee structure has been in effect since 1983. Similarly, the existing investment management fee structure for Target/United Funds, Inc. consists of a specific fee for each constituent Fund based on its net assets and each Fund's pro rata share of a group fee based on the aggregate net assets of all the Funds comprising Target/United Funds, Inc. The group fee structure for Target/United Funds, Inc. has been in effect since 1990. Currently, the prevalent practice within the industry is a fee based on assets of individual funds.

        Management has concluded that a fee based solely on a Fund's net assets is preferable to a group fee arrangement. While the group fee initially provided for reduced fees as aggregate assets grew, it resulted in variances from fee rates paid by other funds with similar investment objectives. The proposed new fee schedule is intended to give shareholders of each Fund (other than United Cash Management and Target/United Money Market Portfolio) the benefit of reduced fees at higher asset levels.

        Accordingly, management has proposed, and the Board of Directors for the affected Fund has approved, subject to shareholder approval, an Amendment for each Fund to effect a new fee schedule as set forth in Exhibit D. However, if the Amendments are approved, WRIMCO has indicated that is intends to waive the fee for a Fund at any time that its net assets are less than

$25 million, subject to WRIMCO's right to terminate any such waiver upon notice to the Board of Directors of the affected Fund.

The impact of the Amendment on investment management fees for the affected Waddell & Reed Fund is demonstrated by the following chart illustrating fees under the current management fee structure and pro forma fees under the Amendment.

                                                             Effective      Effective    Difference
                                                              Annual        Proposed         in
                                                             Fee Rate       Fee Rate    Basis Points
Name of Fund                                                    (i)           (ii)         (ii-i)
------------                                                 ---------      ---------   ------------
United Asset Strategy Fund, Inc.                              0.6933%        0.7000%       0.0067
United Cash Management, Inc.                                  0.3955%        0.4000%       0.0045
United Continental Income Fund, Inc.                          0.5471%        0.7000%       0.1529
United Funds, Inc.
    United Accumulative Fund                                  0.5432%        0.6786%       0.1354
    United Bond Fund                                          0.4233%        0.5232%       0.0999
    United Income Fund                                        0.5431%        0.5819%       0.0388
    United Science and Technology Fund                        0.5931%        0.8457%       0.2526
United Gold & Government Fund, Inc.*                          0.6940%        0.0000%       0.6940
United Government Securities Fund, Inc.                       0.3972%        0.5000%       0.1028
United High Income Fund, Inc.                                 0.5471%        0.6092%       0.0621
United High Income Fund II, Inc.                              0.5438%        0.6250%       0.0812
United International Growth Fund, Inc.                        0.6944%        0.8479%       0.1535
United Municipal Bond Fund, Inc.                              0.4249%        0.5127%       0.0878
United Municipal High Income Fund, Inc.                       0.4939%        0.5250%       0.0311
United New Concepts Fund, Inc.                                0.7465%        0.8500%       0.1035
United Retirement Shares, Inc.                                0.5448%        0.7000%       0.1552
United Vanguard Fund, Inc.                                    0.6942%        0.6831%      (0.0111)
Waddell & Reed Funds, Inc.
    Waddell & Reed Asset Strategy Fund                        0.8075%        0.7000%      (0.1075)
    Waddell & Reed Growth Fund                                0.8090%        0.8500%       0.0410
    Waddell & Reed High Income Fund*                          0.6470%        0.0000%      (0.6470)
    Waddell & Reed International Growth Fund                  0.8082%        0.8500%       0.0418
    Waddell & Reed Limited-Term Bond Fund*                    0.5591%        0.0000%      (0.5591)
    Waddell & Reed Municipal Bond Fund                        0.5592%        0.5250%      (0.0342)
    Waddell & Reed Science and Technology Fund                0.6958%        0.8500%       0.1542
    Waddell & Reed Total Return Fund                          0.7089%        0.7000%      (0.0089)
Target/United Funds, Inc.
    Target/United Asset Strategy Portfolio                    0.7909%        0.7000%      (0.0909)
    Target/United Balanced Portfolio                          0.5909%        0.7000%       0.1091
    Target/United Bond Portfolio                              0.5210%        0.5250%       0.0040
    Target/United Growth Portfolio                            0.6909%        0.7000%       0.0091
    Target/United High Income Portfolio                       0.6409%        0.6250%      (0.0159)

                                                             Effective      Effective    Difference
                                                              Annual        Proposed         in
                                                             Fee Rate       Fee Rate    Basis Points
Name of Fund                                                    (i)           (ii)         (ii-i)
------------                                                 ---------      ---------   ------------
    Target/United Income Portfolio                            0.6909%        0.7000%       0.0091
    Target/United International Portfolio                     0.7909%        0.8500%       0.0591
    Target/United Limited-Term Bond Portfolio*                0.5410%        0.0000%      (0.5410)
    Target/United Money Market Portfolio                      0.4909%        0.4000%      (0.0909)
    Target/United Science and
        Technology Portfolio*                                 0.6907%        0.0000%      (0.6907)
    Target/United Small Cap Portfolio                         0.8409%        0.8500%       0.0091

*If the management fee was not waived for funds with assets of $25 million of less, the effective proposed fee rate for each Fund would be:

United Gold & Government Fund, Inc.                                             0.8500%
Waddell & Reed Funds, Inc. High Income Fund                                     0.6250%
Waddell & Reed Funds, Inc. Limited-Term Bond Fund                               0.5000%
Target/United Funds, Inc. Limited-Term Bond Portfolio                           0.5000%
Target/United Funds, Inc. Science and Technology Portfolio                      0.8500%

        Reasons for and Impact of the Proposed Fee Structure

        The proposed new fee arrangements for the respective Funds are intended to: provide WRIMCO with additional revenues to manage the Funds, particularly to attract additional experienced investment professionals as well as retain the current staff and for investment in technology and related support; and result in management fee rates that are more in line with the industry as measured by industry medians. Under the Amendment, except with respect to the change in the management fee, the terms and conditions of the current management agreement will not be changed.

        Consideration and Approval by the Board Of Directors

        The Board of Directors for each Fund has determined that the compensation to be paid to WRIMCO under the Amendment for that Fund is fair and reasonable and provides a management fee comparable to those of competing funds. At the regular joint meeting of the Boards of Directors on November 18, 1998, the Directors received and considered information from WRIMCO regarding the Funds' management fees, overall expense ratios, industry data and proposed revised management fees for the Funds. The Independent Directors also met separately, with counsel, on November 18, 1998, to discuss this information and the management fee proposals. After discussion, the Independent Directors requested that WRIMCO provide certain additional information, including further data on fees paid by other, comparable investment companies, profitability of WRIMCO and other advisers, details regarding the benefits to the Funds anticipated to result from the payment of increased management fees to WRIMCO, and possible additional breakpoints and/or waivers for particular Funds.

        On January 21, 1999, the Boards of Directors jointly, and the Independent Directors separately with their counsel, held a special meeting at which they considered the additional information provided by WRIMCO in response to the Directors' request. At their meeting, the

Independent Directors discussed, in particular, the proposed fee changes and the additional breakpoints and waivers presented, industry breakpoint schedules, WRIMCO's revenues, expenses and investment management personnel, and anticipated trends in the Funds' expenses. The Independent Directors also requested more information from WRIMCO as to the types and quality of services that it plans to provide if the proposed fee changes are approved. At the regular joint meeting of the Boards of Directors on February 10, 1999, the Independent Directors met separately, with counsel, to discuss the proposed fee changes in light of the further information provided by WRIMCO.

        In unanimously approving the Amendment and recommending its approval by the shareholders of the affected Fund, the Directors, including the Independent Directors, took into account all factors they deemed relevant. The factors considered by the Directors, including the Independent Directors, over the course of their consideration of the proposed management fee for each Fund included: the nature, quality and extent of services WRIMCO furnishes to the Fund; the investment record of WRIMCO in managing the Fund's assets; the need for WRIMCO to maintain and enhance its ability to attract and retain highly qualified personnel to serve the Fund; the anticipated expenditures by WRIMCO and its affiliates for new or upgraded systems and technology; the management fee arrangements most commonly used by a majority of the mutual fund industry; the management fee rates in the mutual fund industry as measured by industry medians; WRIMCO's commitment to voluntarily waive fees for a Fund at any time that its net assets are less than $25 million; and the effect of the proposed management fee on the total expense ratios of the Fund. At its regular meeting, February 10, 1999, the Board of Directors for each Fund reviewed and unanimously approved the proposed Amendment, subject to the approval of the shareholders, and authorized its submittal to the shareholders at the Meeting. Upon approval by the shareholders at the Meeting, the fee structure under the Amendment is anticipated to become effective on June 30, 1999. If the Amendment should fail to be approved by the shareholders at the meeting, the present fee structure under the current investment management agreement for each Fund will remain in effect.

        Other Information about WRIMCO and the Agreement

        WRIMCO currently serves as the investment manager under an Agreement ("Agreement") with each Fund. The following chart sets forth the date of the Agreement for each Fund and the date the continuation of the Agreement was last approved by the Board of Directors.

                                                                                                Date Agreement
                                                                         Date Agreement        was last approved
                                                                       was last submitted       by the Board of
Fund Name                                       Date of Agreement       to Shareholders            Directors
---------                                       -----------------      ------------------      -----------------
United Asset Strategy Fund, Inc.                March 9, 1995          N/A                     August 19, 1998
United Cash Management, Inc.                    August 1, 1990         June 29, 1990           August 19, 1998
United Continental Income Fund, Inc.            August 1, 1990         November 21, 1994       August 19, 1998
United Funds, Inc.
   United Income Fund                           July 1, 1990           November 21, 1994       August 19, 1998
   United Bond Fund                             July 1, 1990           June 29, 1990           August 19, 1998
   United Accumulative Fund                     July 1, 1990           November 21, 1994       August 19, 1998

                                                                                                Date Agreement
                                                                         Date Agreement        was last approved
                                                                       was last submitted       by the Board of
Fund Name                                       Date of Agreement       to Shareholders            Directors
---------                                       -----------------      ------------------      -----------------
   United Science and Technology Fund           July 1, 1990           June 29, 1990           August 19, 1998
United Gold & Government Fund, Inc.             July 1, 1990           June 29, 1990           August 19, 1998
United Government Securities Fund, Inc.         August 1, 1990         June 29, 1990           August 19, 1998
United High Income Fund, Inc.                   August 1, 1990         June 29, 1990           August 19, 1998
United High Income Fund II, Inc.                August 1, 1990         June 29, 1990           August 19, 1998
United International Growth Fund, Inc.          July 1, 1990           June 29, 1990           August 19, 1998
United Municipal Bond Fund, Inc.                August 1, 1990         June 29, 1990           August 19, 1998
United Municipal High Income Fund, Inc.         August 1, 1990         June 29, 1990           August 19, 1998
United New Concepts Fund, Inc.                  August 1, 1990         June 29, 1990           August 19, 1998
United Retirement Shares, Inc.                  August 1, 1990         June 29, 1990           August 19, 1998
United Vanguard Fund, Inc.                      August 1, 1990         June 29, 1990           August 19, 1998
Waddell & Reed Funds, Inc.
   Waddell & Reed Total Return Fund             August 31, 1992        June 29, 1990           August 19, 1998
   Waddell & Reed Growth Fund                   August 31, 1992        June 29, 1990           August 19, 1998
   Waddell & Reed Limited-Term Bond             August 31, 1992        June 29, 1990           August 19, 1998
   Waddell & Reed Municipal Bond Fund           August 31, 1992        June 29, 1990           August 19, 1998
   Waddell & Reed International Growth          August 31, 1992        June 29, 1990           August 19, 1998
   Waddell & Reed Asset Strategy Fund           August 31, 1992        June 29, 1990           August 19, 1998
   Waddell & Reed Science and Technology        August 31, 1992        June 29, 1990           August 19, 1998
   Waddell & Reed High Income Fund              August 31, 1992        June 29, 1990           August 19, 1998
Target/United Funds, Inc.
   Target/United Asset Strategy Portfolio       July 1, 1990           N/A                     August 19, 1998
   Target/United Balanced Portfolio             July 1, 1990           N/A                     August 19, 1998
   Target/United Bond Portfolio                 July 1, 1990           N/A                     August 19, 1998
   Target/United Growth Portfolio               July 1, 1990           N/A                     August 19, 1998
   Target/United High Income Portfolio          July 1, 1990           N/A                     August 19, 1998
   Target/United Income Portfolio               July 1, 1990           November 12, 1992       August 19, 1998
   Target/United International Portfolio        July 1, 1990           N/A                     August 19, 1998
   Target/United Limited-Term Bond              July 1, 1990           N/A                     August 19, 1998
   Target/United Money Market Portfolio         July 1, 1990           N/A                     August 19, 1998
   Target/United Science and Technology         July 1, 1990           N/A                     August 19, 1998
   Target/United Small Cap Portfolio            July 1, 1990           N/A                     August 19, 1998

        The Agreement with WRIMCO permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement with the Fund for accounting services and a separate agreement with the Fund, as applicable for transfer agency services. The amounts paid by each Fund to WRIMCO affiliates are set forth in Exhibit E.

        WRIMCO is a wholly owned subsidiary of W&R, which is a direct, wholly owned subsidiary of Waddell & Reed Financial Services, Inc. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of WRIMCO, W&R, Waddell & Reed Financial Services, Inc. and Waddell & Reed Financial, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

        Required Vote: Approval of this Proposal 3 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which for this purpose means the affirmative vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

         THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 3.

           PROPOSAL 4: AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT
             RESTRICTION CONCERNING LENDING OF PORTFOLIO SECURITIES

        Relevant Companies: All Companies, except United Municipal Bond Fund, Inc., United Municipal High Income Fund, Inc. and Waddell & Reed Municipal Bond Fund.

        Discussion: The primary purposes of Proposal 4 to revise each Fund's fundamental investment restriction concerning portfolio lending are (1) to allow the Fund to engage in portfolio lending to the full extent permitted under the 1940 Act and/or (2) to conform to a policy that is expected to become standard for all Funds managed by WRIMCO.

        Generally, a securities lending arrangement is one in which a Fund lends its securities to a broker-dealer or other financial institution and receives collateral to secure the loan that at all times must at least equal the value of the securities lent. A Fund typically has the right to terminate the loan upon notice at any time and would do so, among other circumstances, to exercise its right to vote on important matters affecting holders of the securities. A Fund continues to own the securities on loan and to receive the dividends or interest paid with respect to those securities. In addition, a Fund receives additional income from the earnings on the collateral provided for the securities. As with any extension of credit, there is the possibility of delay of recovery and loss of rights in the securities lent if the borrower fails financially. Accordingly, a Fund will only engage in securities lending with counterparties deemed creditworthy by WRIMCO and on terms that WRIMCO believes adequate to compensate the Fund for such risks.

        Currently, each of the Funds (other than United Municipal Bond Fund, Inc., United Municipal High Income Fund, Inc. and Waddell & Reed Municipal Bond
Fund) may engage in securities lending. For the following Funds, there is a fundamental investment restriction limiting securities lending to no more than 10% of the Fund's assets: United Asset Strategy Fund, Inc., United Continental Income Fund, Inc., each of the Funds within United Funds, Inc., United High Income Fund, Inc., United High Income Fund II, Inc., United International Growth Fund, Inc., United New Concepts Fund, United Retirement Shares, Inc., United Vanguard Fund, Inc., each of the Portfolios within Target/United Funds, Inc. except Target/United Limited-Term Bond Portfolio, and Waddell & Reed Asset Strategy Fund. Each of the following Funds has a fundamental investment restriction limiting securities lending to no more than 30% of the Fund's assets: United Gold & Government Fund, Inc., United Government Securities Fund, Inc., Target/United Limited-Term Bond Portfolio and Waddell & Reed Limited-Term Bond Fund. United Cash Management, Inc.'s current fundamental investment limitation allows it to lend securities up to one-third of its total assets. The Waddell & Reed Funds other than Municipal Bond Fund and Asset Strategy Fund may engage in securities lending without a fundamental limit.

        The Board of Directors recommends that the Fund's current fundamental investment limitation concerning securities lending be amended to permit the Fund to lend securities from its portfolio to the extent allowed under the 1940 Act -- up to one-third of the value of the Fund's total assets at any given time. All securities lending by a Fund would be made on a fully collateralized basis and in accordance with other applicable regulatory requirements. In particular, each Fund's current fundamental investment restriction would be revised to state, in substance, that: "The Fund may lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act."

        A Fund's adoption of the proposed amended restriction on lending of portfolio securities is not expected to have a material impact on the way the Fund is managed or the types of securities or instruments in which it invests. A Fund's use of securities lending will remain subject to, and be implemented only to the extent consistent with, its goal(s) and other investment policies and restrictions.

        If this Proposal 4 is approved by the shareholders of a Fund, the Fund's amended investment restriction regarding securities lending will become effective when appropriate disclosure is made to reflect the change. If this Proposal 4 is not approved by the shareholders of a Fund, the Fund's current fundamental investment restriction will continue in effect.

        Required Vote:Approval of this Proposal 4 with respect to a Fund requires the affirmative vote of a majority of the outstanding voting securities of that Fund, which for this purpose means the affirmative vote of the lesser of
(1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

         THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 4.

              PROPOSAL 5: AMENDMENT OF ARTICLES OF INCORPORATION TO
                         CHANGE PAR VALUE OF FUND SHARES

        Relevant Companies:  All Companies.

        Discussion: Shareholders of each Company are being asked to approve the amendment of the Company's Articles of Incorporation to change the par value of all classes of all Company stock to $0.001 per share. The proposed change in par value would be applicable to all authorized shares, whether issued or unissued, and without regard to class, of the Company. The proposed change in par value will have no effect on any existing rights of the shares; however, the proposed change will reduce the fees that a Company would otherwise pay to increase its authorized shares.

        Maryland law requires that a Company pay a capitalization fee based on the aggregate par value of the Company's capital stock, or any increase thereof. Capitalization fees are assessed under Maryland Code Ann. ss.1-204 based on the following schedule:

Aggregate Par Value of Capital Stock              Fee

Not over $100,000                                 $20

Over $100,000 but not over $1,000,000             $20, plus $1 for each $5,000 or fractional part
                                                  of $5,000 that exceeds $100,000

Over $1,000,000 but not over $2,000,000           $200, plus $10 for each $100,000 or fractional
                                                  part of $100,000 that exceeds $1,000,000

Over $2,000,000 but not over $5,000,000           $300, plus $15 for each $500,000 or fractional
                                                  part of $500,000 that exceeds $2,000,000

Over $5,000,000                                   $390, plus $20 for each $1,000,000 or fractional
                                                  part of $1,000,000 that exceeds $5,000,000

The following chart sets forth the current par value of each Fund.

                   FUND NAME                             PAR VALUE
United Asset Strategy Fund                                 $0.01
United Cash Management, Inc.                               $0.01
United Continental Income Fund                             $1.00
United Funds, Inc.
        United Accumulative Fund                           $1.00
        United Bond Fund                                   $1.00
        United Income Fund                                 $1.00
        United Science & Technology Fund                   $1.00
United Gold & Government Fund                              $1.00
United Government Securities Fund                          $0.01
United High Income Fund                                    $1.00
United High Income Fund II                                 $1.00
United International Growth Fund                           $1.00
United Municipal Bond Fund                                 $1.00
United Municipal High Income Fund                          $1.00
United New Concepts Fund                                   $1.00
United Retirement Shares                                   $1.00
United Vanguard Fund                                       $1.00
        Waddell & Reed Funds, Inc.
        Waddell & Reed Asset Strategy Fund                 $0.01
        Waddell & Reed Growth Fund                         $0.01
        Waddell & Reed High Income Fund                    $0.01
        Waddell & Reed International Growth Fund           $0.01
        Waddell & Reed Limited-Term Bond Fund              $0.01
        Waddell & Reed Municipal Bond Fund                 $0.01
        Waddell & Reed Science & Technology Fund           $0.01
        Waddell & Reed Total Return Fund                   $0.01
Target/United Funds, Inc.
        Target/United Asset Strategy Portfolio             $0.01
        Target/United Balanced Portfolio                   $0.01
        Target/United Bond Portfolio                       $0.01
        Target/United Growth Portfolio                     $0.01
        Target/United High Income Portfolio                $0.01
        Target/United Income Portfolio                     $0.01
        Target/United International Portfolio              $0.01
        Target/United Limited-Term Bond Portfolio          $0.01
        Target/United Money Market Portfolio               $0.01
        Target/United Science & Technology Portfolio       $0.01
        Target/United Small Cap Portfolio                  $0.01

        The amount of capitalization fees that a Fund would have to pay to increase its authorized shares will be reduced if the Fund's par value is changed to $0.001 per share. Therefore, management recommended, and the Board of Directors has approved, the amendment of the Articles of Incorporation to change the par value of all shares of the Company to $0.001 per share.

        Required Vote: Approval of this Proposal 5 as to a Company requires the affirmative vote of a majority of outstanding securities of that Company, provided a quorum is present.

         THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 5.


                             ADDITIONAL INFORMATION

        The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail, oral communications, telephone, or other permissible electronic means by representatives of W&R, W&R's affiliates, certain broker-dealers (who may be specifically compensated for such services), or by representatives of Management Information Services, a professional proxy solicitor, retained by the Funds who will be paid the following approximate fees as set forth below. Each Fund will pay this firm for its share of the fees and out-of-pocket expenses for proxy solicitation. Each Fund will pay a portion of the costs of the Meeting, including the costs of solicitation, allocated on the basis of the number of shareholder accounts of each Fund. Total costs are anticipated to be approximately _____________________.

                        RECEIPT OF SHAREHOLDER PROPOSALS

        As a general matter, the Funds do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund's shareholders should send such proposals to the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


                                 OTHER BUSINESS

        No Fund knows of any other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other matter or matters are properly presented for action at the Meeting, the proxy holders will vote the share which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. By signing and returning your proxy card or electronically executing your proxy, you give the proxy holders discretionary authority as to any such matter or matters.

April 5, 1999                       By order of the Board of Directors,




                                    Kristen A. Richards, Assistant Secretary

                      INDEX TO EXHIBITS TO PROXY STATEMENT



Exhibit A     Number of Outstanding Shares of Each Fund................... A-1
Exhibit B     Beneficial Ownership of Greater than 5% of Fund Shares...... B-1
Exhibit C     Director's and Nominee's Ownership of Fund shares........... C-1
Exhibit D     Proposed Management Fees and Breakpoints...................  D-1
Exhibit E     Fees Paid to WRIMCO Affiliates.............................. E-1

                                    EXHIBIT A

                    NUMBER OF OUTSTANDING SHARES OF EACH FUND



                                                      Shares Outstanding as of
        Fund                                               March 19, 1999
United Asset Strategy Fund
        Class A
        Class Y
United Cash Management, Inc.
        Class A
        Class B
United Continental Income Fund
        Class A
        Class Y
United Funds, Inc.
        United Accumulative Fund
               Class A
               Class Y
        United Bond Fund
               Class A
               Class Y
        United Income Fund
               Class A
               Class Y
        United Science & Technology Fund
               Class A
               Class Y
United Gold & Government Fund
        Class A
        Class Y
United Government Securities Fund
        Class A
        Class Y
United High Income Fund
        Class A
        Class Y
United High Income Fund II
        Class A
        Class Y
United International Growth Fund
        Class A
        Class Y
United Municipal Bond Fund
        Class A
        Class Y
United Municipal High Income Fund
        Class A
        Class Y
United Retirement Shares, Inc.
        Class A
        Class Y
United New Concepts Fund
        Class A

                                                      Shares Outstanding as of
        Fund                                               March 19, 1999
        Class Y
United Vanguard Fund
        Class A
        Class Y
Waddell & Reed Funds, Inc.
        Waddell & Reed Asset Strategy Fund
               Class B
               Class Y
        Waddell & Reed Growth Fund
               Class B
               Class Y
        Waddell & Reed High Income Fund
               Class B
               Class Y
        Waddell & Reed International Growth Fund
               Class B
               Class Y
        Waddell & Reed Limited-Term Bond Fund
               Class B
               Class Y
        Waddell & Reed Municipal Bond Fund
               Class B
               Class Y
        Waddell & Reed Science and Technology Fund
               Class B
               Class Y
        Waddell & Reed Total Return Fund
               Class B
               Class Y
Target/United Funds, Inc.
        Target/United Asset Strategy Portfolio Target/United Balanced Portfolio
        Target/United Bond Portfolio Target/United Growth Portfolio
        Target/United High Income Portfolio Target/United Income Portfolio
        Target/United International Portfolio Target/United Limited-Term Bond
        Portfolio Target/United Money Market Portfolio Target/United Science and
        Technology Portfolio
        Target/United Small Cap Portfolio

                                    EXHIBIT B

             BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES

                              As of March 19, 1999


                                                                         Shares
                                                                   Beneficially Owned
Name and Address
of Beneficial Owner                Fund/Portfolio                Shares         Percent
-------------------                --------------                ------         -------

                                    EXHIBIT C

                DIRECTOR'S AND NOMINEE'S OWNERSHIP OF FUND SHARES

                              Number of Shares Held

                                      as of

                                March 19, 1999(1)

                        United Asset        United Cash          United             United        United Bond   United Income
Name of Nominee         Strategy Fund       Management         Continental       Accumulative        Fund          Fund
                                                               Income Fund           Fund
J. Concannon
J. Dillingham
D. Gardner
L. Graves
J. Harroz, Jr.
J. Hayes
R. Hechler
H. Herrmann
G. Johnson
W. Morgan
R. Reimer
E. Schwartz
K. Tucker
F. Vogel

(1) Unless otherwise stated, as of the date indicated, each Director had sole voting and investment power of shares owned.

                       United Science      United Gold &         United           United High        United High           United
Name of Nominee        and Technology       Government         Government         Income Fund      Income Fund II      International
                            Fund               Fund          Securities Fund                                            Growth Fund
J. Concannon
J. Dillingham
D. Gardner
L. Graves
J. Harroz, Jr.
J. Hayes
R. Hechler
H. Herrmann
G. Johnson
W. Morgan
R. Reimer
E. Schwartz
K. Tucker
F. Vogel

                    United Municipal   United Municipal        United           United New       United Vanguard     Waddell & Reed
Name of Nominee         Bond Fund        High Income      Retirement Shares    Concepts Fund          Fund           Asset Strategy
                                           Fund                                                                          Fund
J. Concannon
J. Dillingham
D. Gardner
L. Graves
J. Harroz, Jr.
J. Hayes
R. Hechler
H. Herrmann
G. Johnson
W. Morgan
R. Reimer
E. Schwartz
K. Tucker
F. Vogel

                     Waddell & Reed     Waddell & Reed     Waddell & Reed     Waddell & Reed     Waddell & Reed      Waddell & Reed
Name of Nominee        Growth Fund        High Income       International      Limited-Term      Municipal Bond       Science and
                                            Fund             Growth Fund         Bond Fund            Fund          Technology Fund
J. Concannon
J. Dillingham
D. Gardner
L. Graves
J. Harroz, Jr.
J. Hayes
R. Hechler
H. Herrmann
G. Johnson
W. Morgan
R. Reimer
E. Schwartz
K. Tucker
F. Vogel

                      Waddell & Reed      Target/United      Target/United      Target/United      Target/United      Target/United
Name of Nominee      Total Return Fund   Asset Strategy        Balanced        Bond Portfolio    Growth Portfolio      High Income
                                            Portfolio          Portfolio                                                Portfolio
J. Concannon
J. Dillingham
D. Gardner
L. Graves
J. Harroz, Jr.
J. Hayes
R. Hechler
H. Herrmann
G. Johnson
W. Morgan
R. Reimer
E. Schwartz
K. Tucker
F. Vogel

                       Target/United      Target/United      Target/United      Target/United      Target/United      Target/United
                     Income Portfolio     International      Limited-Term       Money Market        Science and         Small Cap
Name of Nominee                             Portfolio       Bond Portfolio        Portfolio         Technology          Portfolio
                                                                                                     Portfolio
J. Concannon
J. Dillingham
D. Gardner
L. Graves
J. Harroz, Jr.
J. Hayes
R. Hechler
H. Herrmann
G. Johnson
W. Morgan
R. Reimer
E. Schwartz
K. Tucker
F. Vogel
All Directors and
executive officers
as a group(2)

(2) Less than 1% of the outstanding shares of the Fund.

                                    EXHIBIT D

                    PROPOSED MANAGEMENT FEES AND BREAKPOINTS

United Group of Mutual Funds:            Breakpoints/Net Assets                      Annual Rate
----------------------------             ----------------------                      -----------
United Asset Strategy Fund               Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion             600%
                                         Over $3 Billion                             .550%

United Cash Management                   All Assets                                  .400%

United Continental Income Fund           Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion             600%
                                         Over $3 Billion                             .550%

United Funds, Inc.:
-------------------
United Accumulative Fund                 Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion            .600%
                                         Over $3 Billion                             .550%

United Bond Fund                         Up to $500 Million                          .525%
                                         Over $500 Million up to $1 Billion          .500%
                                         Over $1 Billion up to $1.5 Billion          .450%
                                         Over $1.5 Billion                           .400%

United Income Fund                       Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion             600%
                                         Over $3 Billion up to $6 Billion            .550%
                                         Over $6 Billion                             .500%

United Science and Technology Fund       Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion             800%
                                         Over $3 Billion                             .760%

United Gold & Government Fund            Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion             800%
                                         Over $3 Billion                             .760%

United Government Securities Fund        Up to $500 Million                          .500%
                                         Over $500 Million up to $1 Billion          .450%
                                         Over $1 Billion up to $1.5 Billion          .400%
                                         Over $1.5 Billion                           .350%

United High Income Fund                  Up to $500 Million                          .625%
                                         Over $500 Million up to $1 Billion          .600%
                                         Over $1 Billion up to $1.5 Billion          .550%
                                         Over $1.5 Billion                           .500%

United High Income II Fund               Up to $500 Million                          .625%
                                         Over $500 Million up to $1 Billion          .600%
                                         Over $1 Billion up to $1.5 Billion          .550%
                                         Over $1.5 Billion                           .500%

United International Growth Fund         Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion             800%
                                         Over $3 Billion                             .760%

United Municipal Bond Fund               Up to $500 Million                          .525%
                                         Over $500 Million up to $1 Billion          .500%
                                         Over $1 Billion up to $1.5 Billion          .450%
                                         Over $1.5 Billion                           .400%

United Municipal High Income Fund        Up to $500 Million                          .525%
                                         Over $500 Million up to $1 Billion          .500%
                                         Over $1 Billion up to $1.5 Billion          .450%
                                         Over $1.5 Billion                           .400%

United New Concepts Fund                 Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion             800%
                                         Over $3 Billion                             .760%

United Retirement Shares                 Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion             600%
                                         Over $3 Billion                             .550%

United Vanguard Fund                     Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion             600%
                                         Over $3 Billion                             .550%

Target/United Funds, Inc.:               Breakpoints/Net Assets                      Annual Rate
--------------------------               ----------------------                      -----------
Target/United Asset Strategy Portfolio   Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion            .600%
                                         Over $3 Billion                             .550%

Target/United Balanced Portfolio         Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion            .600%
                                         Over $3 Billion                             .550%

Target/United Bond Portfolio             Up to $500 Million                          .525%
                                         Over $500 Million up to $1 Billion          .500%
                                         Over $1 Billion up to $1.5 Billion          .450%
                                         Over $1.5 Billion                           .400%

Target/United Growth Portfolio           Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion            .600%
                                         Over $3 Billion                             .550%

Target/United High Income Portfo         Up to $500 Million                          .625%
                                         Over $500 Million up to $1 Billion          .600%
                                         Over $1 Billion up to $1.5 Billion          .550%
                                         Over $1.5 Billion                           .500%

Target/United Income Portfolio           Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion            .600%
                                         Over $3 Billion                             .550%

Target/United International Portfolio    Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion            .800%
                                         Over $3 Billion                             .760%

Target/United Limited-Term Bond          Up to $500 Million                          .500%
    Portfolio                            Over $500 Million up to $1 Billion          .450%
                                         Over $1 Billion up to $1.5 Billion          .400%
                                         Over $1.5 Billion                           .350%

Target/United Money Market Portfolio     All Assets                                  .400%

Target/United Science and Technology     Up to $1 Billion                            .850%
    Portfolio                            Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion            .800%
                                         Over $3 Billion                             .760%

Target/United Small Cap Portfolio        Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion            .800%
                                         Over $3 Billion                             .760%

Waddell & Reed Funds, Inc.:              Breakpoints/Net Assets                      Annual Rate
---------------------------              ----------------------                      -----------
W&R Asset Strategy Fund                  Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion            .600%
                                         Over $3 Billion                             .550%

W&R Growth Fund                          Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion            .800%
                                         Over $3 Billion                             .760%

W&R High Income Fund                     Up to $500 Million                          .625%
                                         Over $500 Million up to $1 Billion          .600%
                                         Over $1 Billion up to $1.5 Billion          .550%
                                         Over $1.5 Billion                           .500%

W&R International Growth Fund            Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion            .800%
                                         Over $3 Billion                             .760%

W&R Limited-Term Bond Fund               Up to $500 Million                          .500%

                                         Over $500 Million up to $1 Billion          .450%
                                         Over $1 Billion up to $1.5 Billion          .400%
                                         Over $1.5 Billion                           .350%

W&R Municipal Bond Fund                  Up to $500 Million                          .525%
                                         Over $500 Million up to $1 Billion          .500%
                                         Over $1 Billion up to $1.5 Billion          .450%
                                         Over $1.5 Billion                           .400%

W&R Science and Technology Fund          Up to $1 Billion                            .850%
                                         Over $1 Billion up to $2 Billion            .830%
                                         Over $2 Billion up to $3 Billion            .800%
                                         Over $3 Billion                             .760%

W&R Total Return Fund                    Up to $1 Billion                            .700%
                                         Over $1 Billion up to $2 Billion            .650%
                                         Over $2 Billion up to $3 Billion            .600%
                                         Over $3 Billion                             .550%

                                    EXHIBIT E

                         FEES PAID TO WRIMCO AFFILIATES

        During its most recent fiscal year, each Fund paid the following fees to Waddell & Reed Services Company ("WRSCO") for shareholder servicing and/or accounting services and to Waddell & Reed, Inc. ("W&R") for services under its Distribution and Service Plan accepted pursuant to Rule 12b-1 under the 1940 Act.



                                          Accounting      Shareholder
                                         Service Fees      Servicing
                                        Paid to WRIMCO    Fees Paid to    12b-1 Fees
              FUND NAME                                      WRIMCO      Paid to W&R
United Continental Income Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United New Concepts Fund, Inc.
Waddell & Reed Funds, Inc.
For the Year Ended 3/31/98

United Cash Management, Inc.
United International Growth Fund, Inc.
United Retirement Shares, Inc.
For the Year Ended 6/30/98

United Asset Strategy Fund, Inc.
United High Income II Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United Vanguard Fund, Inc.
For the Year Ended 9/30/98

United Gold & Government Fund, Inc.
United Funds, Inc.
Target/United Funds, Inc.
For the Year Ended 12/31/98

UNITED GROUP OF MUTUAL FUNDS
WADDELL & REED FUNDS, INC.


WHEN PROPERLY SIGNED, THE VOTING INTEREST WILL BE DIRECTED IN THE MANNER INDICATED BELOW. IF NO INDICATION IS GIVEN, VOTING WILL BE DIRECTED FOR THE PROPOSAL STATED BELOW.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. / /

                NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED

     Please fold and detach card at perforation. Return bottom portion only.

                   Please vote by filling in the boxes below.

1.      To elect as Directors of the Fund:
        J. Concannon;
        J. Dillingham; D. Gardner;
        L. Graves; J. Harroz, Jr.;
        J. Hayes; R. Hechler;
        H. Herrmann; G. Johnson;
        W. Morgan; R. Reimer;
        F. Ross; E. Schwartz;
        K. Tucker; F. Vogel

        /   /  FOR ALL NOMINEES EXCEPT THOSE BELOW
        /   /  AGAINST or ABSTAIN AS TO ALL NOMINEES


*To withhold authority to vote for any individual nominee, please draw a line through the name of the nominee(s).
-------------------------------------------------------------------------------

2.    To ratify the selection of Deloitte     FOR         AGAINST       ABSTAIN
      & Touche LLP as the Fund's              /   /         /   /         /   /
      independent auditors for its
      current fiscal year

3.    To approve the Amendment to the         FOR         AGAINST       ABSTAIN
      Fund's investment management            /   /         /   /         /   /
      agreement with Waddell & Reed
      Investment Management Company

4.    All Funds except United Municipal       FOR         AGAINST       ABSTAIN
      Bond Fund, United Municipal High        /   /         /   /         /   /
      Income Fund and Waddell &
      Reed Municipal Bond Fund:
      To approve amendment of the Fund's
      securities lending policy

5.    To approve amendment of                 FOR         AGAINST       ABSTAIN
      Articles of Incorporation               /   /         /   /         /   /
      changing the par value of
      Fund shares to $0.001

                             YOUR VOTE IS IMPORTANT!

      To avoid the expense of adjourning the meeting to a subsequent date,
              Please sign, date and return all proxies received in
                       the enclosed postage paid envelope.

       Please fold and detach at perforation. Return bottom portion only.

       [NAME OF FUND] PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Keith A. Tucker and Helge K. Lee, or either of them (or their substitutes), as attorneys and proxies of the undersigned with full power of substitution to represent and direct the voting interest of the undersigned held as of the record date at the Joint Special Meeting of Shareholders on June 22, 1999, at 10:00 a.m. local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on the reverse side of the card. As to any other matter, that may properly come before the meeting, the attorneys and proxies shall be authorized to represent and direct the voting interest in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date. Receipt of the Proxy Statement is hereby acknowledged.

                                     Date:  _____________________________, 1999


                                    SIGN BELOW. Please sign exactly as
                                    your name appears hereon. If shares
                                    are registered in more than one name,
                                    all should sign but if one signs, it
                                    binds the others. When signing as
                                    attorney, executor, administrator,
                                    agent, trustee or guardian, please
                                    give full title as such. If a
                                    corporation, please sign in full
                                    corporate name by an authorized
                                    person. If a partnership, please sign
                                    in partnership name by an authorized
                                    person.

                                    -------------------------------------------
                                    /                                         /
                                    /                                         /
                                    /                                         /
                                    -------------------------------------------
                                    Signature(s),  Titles(s),    if applicable

                            Target/United Funds, Inc.
                                [Portfolio Name]
                              INSTRUCTION CARD FOR
                 SPECIAL MEETING OF SHAREHOLDERS - June 22, 1999

This voting instruction is to direct United Investors Life Insurance Company ("United Investors") how to vote the shares of the Portfolio(s) of Target/United Funds, Inc. attributable to your variable annuity contract or variable life insurance policy issued by United Investors at the Special Meeting of Shareholders of Target/United Funds, Inc. to be held at 10:00 a.m., local time, on June 22, 1999, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof ("Meeting"). The voting interest represented by this card will be voted as instructed. Unless indicated to the contrary, this voting instruction shall be deemed to grant authority to vote "FOR" all proposals relating to the Portfolio with discretionary power to vote upon such other business as may properly come before the Meeting.

Your vote is important. Please date and sign this voting instruction below and return it in the enclosed postage paid envelope. This voting instruction will not be voted unless the voting instruction card is dated and signed exactly as instructed below.

                               Please sign your name exactly as it appears on this card. For joint Contract Owners, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. For all other Contract Owners, the name and capacity of the individual signing should be indicated unless it is reflected in the form of registration shown on the card. Sign exactly as name appears hereon.

                               ------------------------
                               Signature

                               ------------------------
                               Signature (Joint)

                               -------------------
                               Date

[Portfolio Name]

WHEN PROPERLY SIGNED, THE VOTING INTEREST REPRESENTED BY THIS CARD WILL BE DIRECTED AS INSTRUCTED BELOW. IF NO INSTRUCTION IS GIVEN FOR A PROPOSAL, VOTING WILL BE DIRECTED "FOR" THAT PROPOSAL.


Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. / /

             NOTE: YOUR INSTRUCTION IS NOT VALID UNLESS IT IS SIGNED

     Please fold and detach card at perforation. Return bottom portion only.

                   Please vote by filling in the boxes below.

1.      To elect as Directors of the Fund:
        J. Concannon;
        J. Dillingham; D. Gardner;
        L. Graves; J. Harroz, Jr.;
        J. Hayes; R. Hechler;
        H. Herrmann; G. Johnson;
        W. Morgan; R. Reimer;
        F. Ross; E. Schwartz;
        K. Tucker; F. Vogel

        /   /  FOR ALL NOMINEES EXCEPT THOSE BELOW
        /   /  AGAINST or ABSTAIN AS TO ALL NOMINEES

*To withhold authority to vote for any individual nominee, please draw a line through the name of the nominee(s).

-----------------------------------------------------------------------------

2.    To ratify the selection of Deloitte     FOR         AGAINST       ABSTAIN
      & Touche LLP  as the Portfolio's        /   /         /   /         /   /
      independent auditors for its
      current fiscal year

3.    To approve the Amendment to the         FOR         AGAINST       ABSTAIN
      Portfolio's investment management       /   /         /   /         /   /
      agreement with Waddell & Reed
      Investment Management Company

4.    To approve amendment of the             FOR         AGAINST       ABSTAIN
      Portfolio's securities lending policy   /   /         /   /         /   /

5.    To approve amendment of                 FOR         AGAINST       ABSTAIN
      Articles of Incorporation               /   /         /   /         /   /
      changing the par value of
      Portfolio shares to $0.001

                                              TARGET/UNITED FUNDS, INC.


WHEN PROPERLY SIGNED, THE VOTING INTEREST WILL BE DIRECTED IN THE MANNER INDICATED BELOW. IF NO INDICATION IS GIVEN, VOTING WILL BE DIRECTED FOR THE PROPOSAL STATED BELOW.

Please vote by filling in the appropriate boxes below, as shown, using blue or
black ink or dark pencil.  Do not use red ink. /   /

                NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED

     Please fold and detach card at perforation. Return bottom portion only.

                   Please vote by filling in the boxes below.

1.      To elect as Directors of the Fund:
        J. Concannon;
        J. Dillingham; D. Gardner;
        L. Graves; J. Harroz, Jr.;
        J. Hayes; R. Hechler;
        H. Herrmann; G. Johnson;
        W. Morgan; R. Reimer;
        F. Ross; E. Schwartz;
        K. Tucker; F. Vogel

        /   /  FOR ALL NOMINEES EXCEPT THOSE BELOW
        /   /  AGAINST or ABSTAIN AS TO ALL NOMINEES

*To withhold authority to vote for any individual nominee, please draw a line through the name of the nominee(s).

--------------------------------------------------------------------------------

2.    To ratify the selection of Deloitte     FOR         AGAINST       ABSTAIN
      & Touche LLP  as the Portfolio's        /   /         /   /         /   /
      independent auditors for its
      current fiscal year

3.    To approve the Amendment to the         FOR         AGAINST       ABSTAIN
      Portfolio's investment management       /   /         /   /         /   /
      agreement with Waddell & Reed
      Investment Management Company

4.    To approve amendment of the             FOR         AGAINST       ABSTAIN
      Portfolio's securities lending policy   /   /         /   /         /   /

5.    To approve amendment of                 FOR         AGAINST       ABSTAIN
      Articles of Incorporation               /   /         /   /         /   /
      changing the par value of
      Portfolio shares to $0.001


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

                             YOUR VOTE IS IMPORTANT!

      To avoid the expense of adjourning the meeting to a subsequent date,
              Please sign, date and return all proxies received in
                       the enclosed postage paid envelope.

       Please fold and detach at perforation. Return bottom portion only.

     [NAME OF PORTFOLIO] PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Keith A. Tucker and Helge K. Lee, or either of them (or their substitutes), as attorneys and proxies of the undersigned with full power of substitution to represent and direct the voting interest of the undersigned held as of the record date at the Joint Special Meeting of Shareholders on June 22, 1999, at 10:00 a.m. local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on the reverse side of the card. As to any other matter, that may properly come before the meeting, the attorneys and proxies shall be authorized to represent and direct the voting interest in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date. Receipt of the Proxy Statement is hereby acknowledged.

                                     Date:  _____________________________, 1999


                                    SIGN BELOW. Please sign exactly as
                                    your name appears hereon. If shares
                                    are registered in more than one name,
                                    all should sign but if one signs, it
                                    binds the others. When signing as
                                    attorney, executor, administrator,
                                    agent, trustee or guardian, please
                                    give full title as such. If a
                                    corporation, please sign in full
                                    corporate name by an authorized
                                    person. If a partnership, please sign
                                    in partnership name by an authorized
                                    person.

                                    -------------------------------------------
                                    /                                         /
                                    /                                         /
                                    /                                         /
                                    -------------------------------------------
                                    Signature(s),  Titles(s),    if applicable

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